UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________
FORM N-CSR
_______________________________________________
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22802

_______________________________________________
FS Credit Opportunities Corp.
(Exact name of registrant as specified in charter)
 _______________________________________________

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

 _______________________________________________

Michael C. Forman
FS Credit Opportunities Corp.
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)
 _______________________________________________
Registrant’s telephone number, including area code: (215) 495-1150
Date of fiscal year end: December 31
Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.
(a)The semi-annual report (the “Semi-Annual Report”) of FS Credit Opportunities Corp. (the “Fund”) for the six months ended June 30, 2022 transmitted to stockholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FSCO Portfolio Highlights

As of June 30, 2022 (unless otherwise noted)

Senior secured debt represented 81% of the Fund’s portfolio.

Portfolio composition (by fair value)*		Industry classification (by fair value)*
Senior Secured Loans—First Lien	53%	Consumer Services	13%
Senior Secured Loans—Second Lien	9%	Health Care Equipment & Services	11%
Senior Secured Bonds	19%	Capital Goods	11%
Subordinated Debt	5%	Commercial & Professional Services	10%
Asset Based Finance	7%	Energy	9%
Equity/Other	7%	Diversified Financials	9%
		Retailing	7%
		Pharmaceuticals, Biotechnology & Life Sciences	5%
		Automobiles & Components	4%
		Transportation	4%
		Software & Services	4%
		Materials	2%
		Insurance	2%
		Consumer Durables & Apparel	2%
		Telecommunication Services	2%
		Technology Hardware & Equipment	1%
		Food & Staples Retailing	1%
		Food, Beverage & Tobacco	1%
		Banks	1%
		Media & Entertainment	1%

_____________
* Derivatives are not included in this table. Holdings subject to change.

FSCO Officers + Directors

Officers

Michael Forman	James F. Volk
President & Chief Executive Officer	Chief Compliance Officer

Edward T. Gallivan, Jr.	Jason Zelesnik
Chief Financial Officer	Chief Operating Officer

Stephen S. Sypherd
Vice President, Treasurer & Secretary

Board of Directors

Michael Forman	Philip E. Hughes, Jr.
Chairman	Director
Chairman & Chief Executive Officer	Vice-Chairman
FS Investments	Keystone Industries

Walter W. Buckley, III	Robert N.C. Nix, III
Director	Director
Chairman & Chief Executive Officer	Of Counsel,
Actua Corporation	Obermayer Rebmann Maxwell & Hippel LLP

Barbara J. Fouss
Director
Credit Specialist
Providence Bank

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments
As of June 30, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—78.2%
ANCILE Solutions, Inc.	(e)(r)	Software & Services	L+700, 3.0% PIK (3.0% Max PIK)	1.0%	6/11/26	$35,234	$35,234	$36,467
Arrow Purchaser Inc.	(e)	Retailing	L+675	1.0%	4/15/26	15,500	15,456	15,267
Ascena Retail Group, Inc.	(e)(i)(p)	Retailing	L+450	0.8%	8/21/22	35,525	12,355	126
Belk, Inc.	(e)	Retailing	5.0%, 8.0% PIK (8.0% Max PIK)		7/31/25	4,540	2,579	1,917
BridgeBio Pharma, Inc.	(r)	Pharmaceuticals, Biotechnology & Life Sciences	6.0%, 3.0% PIK (3.0% Max PIK)		11/17/26	20,300	20,029	17,153
BusPatrol LLC	(r)	Commercial & Professional Services	L+1350 PIK (15.0% Max PIK)	1.5%	9/24/24	27,141	25,829	25,512
BusPatrol LLC	(g)(r)	Commercial & Professional Services	L+1350 PIK (15.0% Max PIK)	1.5%	9/24/24	762	762	717
CCS-CMGC Holdings, Inc.	(e)	Health Care Equipment & Services	L+550	0.0%	10/1/25	24,184	23,856	23,655
Chinos Intermediate 2, LLC	(e)	Retailing	L+800	1.0%	9/10/27	28,794	29,231	28,170
CITGO Petroleum Corp.	(e)	Energy	L+625	1.0%	3/28/24	33,810	33,677	33,609
Cresco Labs, LLC	(e)	Pharmaceuticals, Biotechnology & Life Sciences	9.5%		8/12/26	51,000	49,520	51,893
Drive Assurance Corp.	(r)	Insurance	S+1000	1.0%	5/23/28	11,725	11,639	11,725
Drive Assurance Corp.	(g)(r)	Insurance	S+1000	1.0%	5/23/28	5,775	5,775	5,775
ECL Entertainment, LLC	(e)	Consumer Services	L+750	0.8%	5/1/28	12,870	12,758	12,589
Fairway Group Acquisition Co.	(i)(p)(r)(s)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		11/28/23	9,162	7,872	—
Fairway Group Acquisition Co.	(i)(p)(r)(s)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		11/28/23	5,658	4,193	—
First Brands Group, LLC	(e)	Automobiles & Components	S+500	1.0%	3/30/27	24,687	23,274	23,552
GSM Midco, LLC	(r)	Consumer Services	L+725	1.0%	3/25/27	38,000	37,452	37,288
HCH Holdco, Inc.	(r)	Health Care Equipment & Services	S+825	1.0%	4/13/27	33,788	32,806	33,745
LifeScan Global Corp.	(e)	Health Care Equipment & Services	L+600	0.0%	10/1/24	56,124	53,991	49,483
Maverick Gaming, LLC	(e)	Consumer Services	L+750	1.0%	9/3/26	15,384	15,117	14,229
Medify Air, LLC	(r)	Capital Goods	L+1050	1.0%	12/1/26	58,944	58,944	58,944
Midas Intermediate Holdco II, LLC	(e)	Consumer Services	L+375, 3.0% PIK (4.0% Max PIK)	0.8%	12/22/25	28,428	26,820	26,207
MLN US HoldCo LLC	(e)	Technology Hardware & Equipment	L+450	0.0%	11/30/25	2,837	2,361	1,900
Monitronics International, Inc.	(e)	Commercial & Professional Services	L+750	1.3%	3/29/24	63,702	60,023	42,256
Monitronics International, Inc.	(e)	Commercial & Professional Services	L+600	1.5%	7/3/24	29,876	29,892	29,576
Mountaineer Merger Corp.	(e)	Retailing	L+700	0.8%	10/22/28	15,000	14,582	13,425
Nelson Global Products, Inc.	(e)(r)	Automobiles & Components	L+1025	1.3%	9/23/26	43,652	40,368	43,325
Nelson Global Products, Inc.	(g)(r)	Automobiles & Components	L+1025	1.3%	9/23/26	6,482	6,482	6,433
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Neovia Logistics, LP	(r)	Transportation	L+850 PIK (L+850 Max PIK)		2/7/24		$2,893	$2,893	$2,893
Neovia Logistics, LP	(e)	Transportation	L+650	0.0%	5/8/24		35,000	34,534	31,868
One Call Corp.	(e)(f)	Health Care Equipment & Services	L+550	0.8%	4/22/27		41,669	39,695	33,544
Powerhouse Intermediate, LLC	(r)	Commercial & Professional Services	L+1025	1.0%	1/12/27		39,600	37,938	38,957
Propulsion Acquisition, LLC	(e)(r)	Capital Goods	L+700	1.0%	7/13/24		37,383	37,042	37,664
Pyxus Holdings Inc.	(e)	Food, Beverage & Tobacco	L+800	1.5%	2/24/25		20,156	19,807	18,543
Quorum Health Corp.	(e)	Health Care Equipment & Services	L+775	1.0%	4/29/25		30,532	30,142	21,042
Retail Services WIS Corp.	(e)	Commercial & Professional Services	L+775	1.0%	5/20/25		14,699	14,399	14,478
S&S Holdings LLC	(e)	Consumer Durables & Apparel	L+500	0.5%	3/11/28		22,181	21,617	20,869
Salt Creek Aggregator HoldCo, LLC	(e)(r)	Energy	8.0% PIK (8.0% Max PIK)		7/12/26		17,027	17,178	17,995
Staples Canada, ULC	(e)(r)	Retailing	C+700	1.0%	9/12/24	C$	23,488	18,327	18,247
Sungard AS New Holdings III, LLC	(r)(s)	Software & Services	L+100, 8.5% PIK (8.5% Max PIK)		8/12/22		$3,175	3,175	3,175
Sungard AS New Holdings III, LLC	(g)(r)(s)	Software & Services	L+100, 8.5% PIK (8.5% Max PIK)		8/12/22		146	146	146
Sungard AS New Holdings III, LLC	(i)(p)(r)(s)	Software & Services	S+375, 3.8% PIK (3.8% Max PIK)	1.0%	7/1/24		6,221	6,308	4,717
SuperRego, LLC	(r)	Consumer Services	7.5%, 7.5% PIK (7.5% Max PIK)		7/30/26		15,974	15,671	14,616
Syncapay, Inc.	(e)	Software & Services	L+650	1.0%	12/10/27		31,271	30,187	30,153
TCFIII Owl Finance LLC	(r)	Capital Goods	12.0% PIK (12.0% Max PIK)		1/30/27		33,842	33,232	32,361
Thryv, Inc.	(e)	Media & Entertainment	L+850	1.0%	3/1/26		12,488	12,191	12,241
United Gaming LLC	(e)(r)	Consumer Services	L+900		6/9/25		42,458	42,082	41,449
United Gaming LLC	(g)(r)	Consumer Services	L+900		6/9/25		6,025	6,025	5,882
US Renal Care, Inc.	(e)	Health Care Equipment & Services	L+550	1.0%	6/26/26		14,724	14,239	10,196
US Renal Care, Inc.	(e)(f)	Health Care Equipment & Services	L+500	0.0%	6/26/26		31,679	27,684	22,037
Vericast Corp.	(e)	Commercial & Professional Services	L+775	1.0%	6/16/26		5,719	5,310	4,508
Total Senior Secured Loans—First Lien								1,162,699	1,082,519
Unfunded Loan Commitments								(19,190)	(19,190)
Net Senior Secured Loans—First Lien								1,143,509	1,063,329

Senior Secured Loans—Second Lien—12.7%
Astro One Acquisition Corp.	(e)	Consumer Durables & Apparel	L+850	0.8%	9/15/28		10,000	8,856	8,763
Aveanna Healthcare LLC	(e)	Health Care Equipment & Services	L+700	0.5%	12/10/29		20,000	19,810	17,900
Eversana Life Sciences Services, LLC	(e)	Health Care Equipment & Services	L+800	0.5%	12/17/29		7,000	6,900	6,615
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Fairway Group Acquisition Co.	(i)(p)(r)(s)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		2/24/24	$5,113	$3,679	$—
First Brands Group, LLC	(e)	Automobiles & Components	L+850	1.0%	3/30/28	20,000	19,653	19,442
Infinite Bidco LLC	(e)	Capital Goods	L+700	0.5%	3/2/29	10,000	9,957	9,499
LaserShip, Inc.	(e)	Transportation	L+750	0.8%	5/7/29	27,272	27,107	26,590
MLN US HoldCo LLC	(e)	Technology Hardware & Equipment	L+875	0.0%	11/30/26	14,396	13,340	10,561
NGS US Finco, LLC	(e)	Energy	L+850	1.0%	8/21/26	30,000	29,715	28,050
S&S Holdings LLC	(e)	Consumer Durables & Apparel	L+875	0.5%	3/9/29	5,000	5,012	4,788
Salt Creek Aggregator HoldCo, LLC	(e)(i)(p)(r)	Energy			7/12/27	23,486	18,450	19,948
Salt Creek Aggregator HoldCo, LLC	(e)(i)(p)(r)	Energy			7/12/27	3,701	1,996	2,637
Sungard AS New Holdings III, LLC	(i)(p)(r)(s)	Software & Services	S+400, 2.8% PIK (2.8% Max PIK)	1.0%	8/1/24	15,170	14,729	—
TruGreen, LP	(e)	Commercial & Professional Services	L+850	0.8%	11/2/28	10,000	9,829	9,650
Women's Care Investments, Inc.	(e)	Health Care Equipment & Services	L+825	0.8%	1/12/29	8,000	7,860	7,533
Total Senior Secured Loans—Second Lien							196,893	171,976

Senior Secured Bonds—28.2%
Carnival Corp.	(n)(o)	Consumer Services	10.5%		2/1/26	7,500	7,689	7,481
Carnival Corp.	(n)(o)	Consumer Services	9.9%		8/1/27	10,000	10,000	9,769
Cleaver-Brooks Inc.	(n)(o)	Capital Goods	7.9%		3/1/23	40,514	40,242	37,736
CSI Compressco LP	(e)(n)(o)	Energy	7.3%, 3.5% PIK (3.5% Max PIK)		4/1/26	18,567	10,493	17,012
CSI Compressco LP	(n)(o)	Energy	7.5%		4/1/25	12,711	11,610	11,767
CSVC Acquisition Corp.	(e)(n)(o)	Commercial & Professional Services	7.8%		6/15/25	41,897	36,410	28,999
Diebold, Inc.	(n)(o)	Technology Hardware & Equipment	9.4%		7/15/25	18,500	16,407	12,959
Digicel International Finance Ltd.	(e)(n)(o)	Telecommunication Services	8.8%		5/25/24	35,000	34,730	32,603
Guitar Center, Inc.	(e)(n)	Retailing	8.5%		1/15/26	37,000	37,197	32,706
INNOVATE Corp.	(e)(n)(o)	Capital Goods	8.5%		2/1/26	15,000	15,000	12,823
JW Aluminum Co.	(e)(n)(o)	Materials	10.3%		6/1/26	43,500	44,106	44,798
LHS, LLC	(r)	Capital Goods	12.0% PIK (12.0% Max PIK)		2/26/27	29,782	29,372	27,809
Medicine Man Technologies, Inc.	(r)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%, 4.0% PIK (4.0% Max PIK)		12/3/26	15,342	15,064	16,406
Navios Logistics Finance, Inc.	(n)(o)	Transportation	10.8%		7/1/25	25,000	25,000	23,859
Royal Caribbean Cruises Ltd.	(n)(o)	Consumer Services	11.5%		6/1/25	5,964	5,935	6,143
Stonegate Pub Company Ltd.	(o)	Consumer Services	8.3%		7/31/25	£15,438	19,885	17,222
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
StoneMor Inc.	(e)(n)(o)	Consumer Services	8.5%		5/15/29	$17,000	$17,000	$15,133
TKC Holdings, Inc.	(n)(o)	Food & Staples Retailing	6.9%		5/15/28	10,000	10,000	8,580
Trulieve Cannabis Corp.	(o)	Pharmaceuticals, Biotechnology & Life Sciences	8.0%		10/6/26	20,000	20,000	18,969
Total Senior Secured Bonds							406,140	382,774

Subordinated Debt—6.8%
Acrisure LLC	(n)(o)	Insurance	10.1%		8/1/26	27,000	27,000	26,269
Advisor Group Holdings, Inc.	(e)(n)(o)	Diversified Financials	10.8%		8/1/27	20,200	19,212	20,002
Cleanview Sponsor, LLC	(i)(r)	Diversified Financials			9/30/22	125	125	125
EQ Health Sponsor Group, LLC	(r)(s)	Diversified Financials	P+675		1/28/23	250	250	250
Freedom Mortgage Corp.	(n)(o)	Diversified Financials	7.6%		5/1/26	8,000	8,000	6,251
Home Point Capital Inc.	(n)(o)	Banks	5.0%		2/1/26	23,958	19,929	16,565
Redwood Trust Inc.	(o)	Diversified Financials	4.8%		8/15/23	11,900	11,596	11,320
TKC Holdings, Inc.	(n)(o)	Food & Staples Retailing	10.5%		5/15/29	15,000	15,000	12,296
Total Subordinated Debt							101,112	93,078

Asset Based Finance—10.0%
BCP Great Lakes Fund LP	(r)(t)	Diversified Financials	11.0%		11/28/28	38,650	39,014	38,650
BCP Great Lakes Fund LP	(g)(r)(t)	Diversified Financials	11.0%		11/28/28	11,350	11,350	11,350
Bridge Street CLO I Ltd., Subordinated Notes	(m)(n)(r)(s)	Diversified Financials	16.4%		1/20/34	28,200	24,440	24,330
Bridge Street CLO II Ltd., Subordinated Notes	(m)(n)(r)(s)	Diversified Financials	16.3%		7/20/34	28,560	25,464	25,652
Bridge Street Warehouse CLO III Ltd.	(r)(s)(u)	Diversified Financials	11.8%		9/10/23	35,000	37,285	37,285
Deutsche Bank AG Frankfurt (CRAFT 2017-1), Credit Linked Note	(e)(n)(r)	Diversified Financials	3.8%		10/20/26	10,736	10,548	9,541
Total Asset Based Finance							148,101	146,808
Unfunded Commitments							(11,350)	(11,350)
Net Asset Based Finance							136,751	135,458

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units	Cost	Fair Value(d)
Equity/Other—10.4%
Aspect Software Parent, Inc., Warrants, 1/15/24	(i)(r)	Software & Services			83,829	$—	$—
Belk, Inc., Common Equity	(e)(i)	Retailing			579	15	6
Bright Pattern, Inc., Common Equity	(i)(r)	Software & Services			599,720	973	738
BusPatrol LLC, Warrants, 12/31/2031	(i)(r)	Commercial & Professional Services			6,408	1,314	1,062
Chinos Holdings, Inc., Common Equity	(i)	Retailing			878,252	9,892	10,224
Chinos Holdings, Inc., Warrants	(i)	Retailing			412,738	1,447	1,935
Copper Property CTL Pass Through Trust, Common Equity	(i)	Retailing			159,498	2,632	2,093
Drive Assurance Corp., Common Stock	(i)(r)	Insurance			18,760	19	19
Drive Assurance Corp., Preferred Stock	(r)	Insurance	10.0% PIK (10.0% Max PIK)		919	919	919
EQ Health Sponsor Group, LLC, Common Equity	(i)(r)(s)	Diversified Financials			766,055	5	1,019
EQ Health Sponsor Group, LLC, Warrants, 2/2/2028, Strike: $11.50	(i)(r)(s)	Diversified Financials			900,000	900	153
Fairway Group Holdings Corp., Common Equity	(i)(r)(s)	Food & Staples Retailing			76,517	2,458	—
Ginkgo Bioworks Holdings, Inc., Warrants, 8/1/26	(i)	Pharmaceuticals, Biotechnology & Life Sciences			2,000	—	1
Guitar Center, Inc., Preferred Equity	(e)(r)	Retailing	15.0%		61,250	6,125	6,125
Nelson Global Products, Inc., Series A Preferred Equity	(i)(r)	Automobiles & Components			1,268	1,268	1,268
Nelson Global Products, Inc., Common Equity	(i)(r)	Automobiles & Components			43,998	1,232	155
New Giving Acquisition, Inc, Common Stock	(i)(r)	Diversified Financials			19	—	—
Penn Foster Inc., Preferred Equity, 11/17/28	(e)(r)	Consumer Services	L+975	1.0%	59,776,409	58,776	59,179
Penney Borrower, LLC, Earnouts	(i)	Retailing			21,267	170	128
Planet Labs PBC, Warrants, 12/6/26, Strike: $11.50	(i)	Commercial & Professional Services			5,000	—	4
RDV Resources Oil & Gas, Inc., Common Equity	(i)(r)	Energy			457,704	5,109	2,536
Ridgeback Resources Inc., Common Equity	(i)(r)	Energy			1,960,162	10,960	10,507
Rosecliff Acquisition Corp, Warrants, 12/31/27, Strike: $11.50	(i)(q)	Diversified Financials			33,333	—	3
SCM EPIC, LLC, Common Equity	(i)(q)(r)(t)	Energy			34,800	35,861	31,025
SCM Topco, LLC, Series B Preferred Equity, 7/13/28	(i)(p)(q)(r)	Energy			27,398	2,449	11,233
SCM Topco, LLC, Series C Common Equity	(i)(q)(r)	Energy			196	—	—
SCM Topco, LLC, Warrants, 7/10/28, Strike: $75,000	(i)(q)(r)	Energy			1	—	—
Selecta Group B.V., Contingent Value Notes, 8/31/22	(h)(i)(r)	Retailing			6,632	3	—
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units	Cost	Fair Value(d)
Selecta Group B.V., Warrants	(h)(i)(r)	Retailing			98	$2	$—
Sungard AS New Holdings, LLC, Common Equity	(i)(r)(s)	Software & Services			272,014	19,011	—
SuperRego, LLC, Warrants, 7/30/28, Strike: $0.01	(i)(r)	Consumer Services			139,285	56	362
Total Equity/Other						161,596	140,694
TOTAL INVESTMENTS—146.1%						$2,146,001	1,987,309
Credit Facilities Payable—(24.6)%							(335,000)
Term Preferred Shares, at Liquidation Value, Net—(29.2)%							(397,373)
Other Assets in Excess of Liabilities—7.7%	(j)						104,142
NET ASSETS—100.0%							$1,359,078
_________________
C$ – Canadian Dollar.
£ – British Pound.

Investments Sold Short
Portfolio Company(a)	Footnotes	Industry	Number of Shares	Proceeds	Fair Value(d)
Investments Sold Short—(1.8)%
Invesco Senior Loan ETF, Common Equity	(i)	Diversified Financials	(1,200,000)	$(26,223)	$(24,324)
Total				$(26,223)	$(24,324)

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2022 (in thousands, except share amounts)

Forward Foreign Currency Exchange Contracts
Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	7/13/22	USD	28,902	CAD	37,000	$156
JPMorgan Chase Bank, N.A.	7/14/22	USD	3,948	EUR	3,750	20
JPMorgan Chase Bank, N.A.	7/14/22	USD	18,513	GBP	15,000	265
Total						$441
_________________
CAD – Canadian Dollar.
EUR – Euro.
GBP – British Pound.
USD – U.S. Dollar.

Credit Default Swaps on Corporate Issues—Buy Protection
Reference Entity	Counterparty	Implied Credit Spread at June 30, 2022(k)	Industry	Fixed Deal Pay Rate	Periodic Payment Frequency	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Rentals North America, Inc.	Barclays Bank PLC	1.5%	Capital Goods	5.0%	Quarterly	12/20/24	$(2,000)	$(163)	$(160)	$(3)
United Rentals North America, Inc.	Credit Suisse International	1.5%	Capital Goods	5.0%	Quarterly	12/20/24	$(5,000)	(407)	(400)	(7)
United Rentals North America, Inc.	JPMorgan Chase Bank, N.A.	1.5%	Capital Goods	5.0%	Quarterly	12/20/24	$(3,000)	(244)	(240)	(4)
DaVita Inc.	JPMorgan Chase Bank, N.A.	5.2%	Health Care Equipment & Services	5.0%	Quarterly	6/20/27	$(2,000)	20	(117)	137
DaVita Inc.	Goldman Sachs	5.2%	Health Care Equipment & Services	5.0%	Quarterly	6/20/27	$(3,000)	29	(176)	205
Total								$(765)	$(1,093)	$328
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2022 (in thousands, except share amounts)
_________________

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)
Certain variable rate securities in FS Credit Opportunities Corp.’s, or the Fund’s, portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2022, the three-month London Interbank Offered Rate, or LIBOR, or L, was 2.29%, the Term Secured Overnight Financing Rate, or Term SOFR, or S, was 2.12%, the Canadian Dollar Offer Rate, or CDOR, or C was 2.76% and the U.S. Prime Lending Rate, or Prime, or P, was 4.75%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment. Variable rate securities with no floor rate use the respective benchmark rate in all cases.

(c)	Denominated in U.S. dollars, unless otherwise noted.
(d)	Fair value is determined by the Fund’s Board of Directors (see Note 8).
(e)	Security or portion thereof held by Blair Funding LLC, or Blair Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Blair Funding’s credit facility with Barclays Bank PLC, as administrative agent and Wells Fargo Bank, National Association, as collateral agent (see Note 9).
(f)	Position or portion thereof unsettled as of June 30, 2022.
(g)	Security is an unfunded commitment.
(h)	Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.
(i)	Security is non-income producing.
(j)	Includes the effect of forward foreign currency exchange contracts and swap contracts.
(k)	Implied credit spread utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.
(l)	The maximum potential amount the Fund could receive/pay as a buyer/seller of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.
(m)
Securities of collateralized loan obligations, or CLOs, where an affiliate of the Fund’s investment adviser serves as collateral manager and administrator (see Note 4). The fair value of the investment is inclusive of the present value of future senior management fee and subordinated management fee cash flows from the collateral manager and administrator of the CLOs to the Fund.

(n)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. As of June 30, 2022, the total market value of Rule 144A securities amounted to $443,274, which represented approximately 32.62% of net assets.

(o)
Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL. Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9). As of June 30, 2022, 10 securities with a total fair value of $46,945 were rehypothecated by BNP PBIL. The Fund earned $2 of income from rehypothecated securities during the six months ended June 30, 2022.

(p)	Security was on non-accrual status as of June 30, 2022.
(q)	Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.
(r)	Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2022 (in thousands, except share amounts)

(s)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2022, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person as of June 30, 2022:

Portfolio Company	Fair Value at December 31, 2021	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2022	Interest Income(3)	PIK Income(3)	Fee Income(3)
Senior Secured Loans—First Lien
Fairway Group Acquisition Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Fairway Group Acquisition Co.	538	—	—	—	(538)	—	—	—	—
Sungard AS New Holdings III, LLC(4)	—	3,175	—	—	—	3,175	—	160	276
Sungard AS New Holdings III, LLC	6,298	76	—	—	(1,657)	4,717	32	98	—
Sungard AS New Holdings III, LLC	—	2,586	(2,586)	—	—	—	—	139	133
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	—	—	—	—	—	—	—	—	—
Sungard AS New Holdings III, LLC	8,488	—	(195)	—	(8,293)	—	—	—	—
Subordinated Debt
EQ Health Sponsor Group, Promissory Note	—	250	—	—	—	250	9	—	—
Asset Based Finance
Bridge Street CLO I Ltd., Subordinated Notes	26,103	1,718	(2,205)	—	(1,286)	24,330	3,069	—	—
Bridge Street CLO II Ltd., Subordinated Notes	28,338	332	(1,006)	—	(2,012)	25,652	4,715	—	—
Bridge Street Warehouse CLO III Ltd.	25,297	11,988	—	—	—	37,285	—	1,988	—
Equity/Other
EQ Health Sponsor Group, LLC, Common Equity	973	—	—	—	46	1,019	—	—	—
EQ Health Sponsor Group, LLC, Warrants	450	—	—	—	(297)	153	—	—	—
Fairway Group Holdings Corp., Common Equity	—	—	—	—	—	—	—	—	—
Sungard AS New Holdings, LLC, Common Equity	—	—	—	—	—	—	—	—	—
Total	$96,485	$20,125	$(5,992)	$—	$(14,037)	$96,581	$7,825	$2,385	$409
_________________
(1)Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this category from a different category.
(2)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.
(3)Interest, PIK and fee income are presented for the full six months ended June 30, 2022.
(4)Security includes a partially unfunded commitment with amortized cost of $146 and fair value of $146.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2022 (in thousands, except share amounts)

(t)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2022, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” and deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person and deemed to control as of June 30, 2022:

Portfolio Company	Fair Value at December 31, 2021	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2022	Interest Income(3)
Asset Based Finance
BCP Great Lakes Fund LP(4)	$37,763	$1,670	$—	$—	$(783)	$38,650	$1,734
Equity/Other
SCM EPIC, LLC, Common Equity	39,718	—	—	—	(8,693)	31,025	—
Total	$77,481	$1,670	$—	$—	$(9,476)	$69,675	$1,734
_________________
(1)Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(2)Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
(3)Interest income presented for the full six months ended June 30, 2022.
(4)Security includes a partially unfunded commitment with amortized cost of $11,350 and fair value of $11,350.

(u)    Security of collateralized loan obligations where an affiliate of the Fund’s investment adviser serves as collateral manager and administrator (see Note 4).
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

June 30, 2022
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$1,921,357)	$1,821,053
Non-controlled/affiliated investments (amortized cost—$149,769)	96,581
Controlled/affiliated investments (amortized cost—$74,875)	69,675
Investments, at fair value (amortized cost—$2,146,001)	1,987,309
Cash	109,912
Foreign currency (cost—$4,247)	3,950
Dividends receivable	754
Interest receivable	32,770
Collateral held at broker	8,273
Receivable for investments sold and repaid	3,444
Unrealized appreciation on swap contracts	342
Unrealized appreciation on forward foreign currency exchange contracts	441
Deferred financing costs	2,567
Prepaid expenses and other assets	125
Total assets	$2,149,887
Liabilities
Payable for investments purchased	$4,439
Credit facilities payable(1)	335,000
Term preferred shares, at liquidation value of $1,000 per share (net of discount and deferred financing costs of $391 and $2,236, respectively)(1)	397,373
Investments sold short, at fair value (proceeds—$26,223)	24,324
Interest expense payable	6,365
Stockholder distributions payable	5,627
Management fees payable	8,532
Unamortized swap premiums received	1,093
Incentive fees payable	4,701
Administrative services expense payable	744
Accounting and administrative fees payable	206
Professional fees payable	332
Swap income payable	32
Directors’ fees payable	128
Unrealized depreciation on swap contracts	14
Other accrued expenses and liabilities	1,899
Total liabilities	$790,809
Net assets	$1,359,078
Commitments and contingencies(2)
Composition of net assets
Common stock, $0.001 par value, unlimited shares authorized, 197,092,358 shares issued and outstanding	$197
Capital in excess of par value	1,691,869
Retained earnings (accumulated deficit)	(332,988)
Net assets	$1,359,078
Net asset value per share of common stock at period end	$6.90
______________
(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares.
(2)See Note 11 for a discussion of the Fund’s commitments and contingencies.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Statement of Operations
(in thousands)

Six Months Ended June 30, 2022
Investment income
From non-controlled/unaffiliated investments:
Interest income	$81,945
Paid-in-kind interest income	13,466
Fee income	6,819
Dividend income	7,314
From non-controlled/affiliated investments:
Interest income	7,825
Paid-in-kind interest income	2,385
Fee income	409
From controlled/affiliated investments:
Interest income	1,734
Total investment income	121,897
Operating expenses
Management fees	17,411
Incentive fees	7,945
Administrative services expenses	2,402
Accounting and administrative fees	546
Interest expense	15,913
Dividend expense on investments sold short	363
Professional fees	562
Directors’ fees	264
Listing advisory fees	1,097
Other general and administrative expenses	1,932
Total operating expenses	48,435
Net investment income	73,462
Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	3,384
Net realized gain (loss) on swap contracts	(97)
Net realized gain (loss) on forward foreign currency exchange contracts	2,643
Net realized gain (loss) on foreign currency	(589)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	(155,115)
Non-controlled/affiliated investments	(14,037)
Controlled/affiliated investments	(9,476)
Net change in unrealized appreciation (depreciation) on swap contracts	637
Net change in unrealized appreciation (depreciation) on investments sold short	1,899
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,177
Net change in unrealized gain (loss) on foreign currency	(330)
Total net realized gain (loss) and unrealized appreciation (depreciation)	(169,904)
Net increase (decrease) in net assets resulting from operations	$(96,442)

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Statements of Changes in Net Assets
(in thousands)

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations
Net investment income	$73,462	$109,491
Net realized gain (loss)	5,341	17,367
Net change in unrealized appreciation (depreciation) on investments	(178,628)	42,279
Net change in unrealized appreciation (depreciation) on swap contracts	637	(1,031)
Net change in unrealized appreciation (depreciation) on investments sold short	1,899	36
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,177	33
Net change in unrealized gain (loss) on foreign currency	(330)	(289)
Net increase (decrease) in net assets resulting from operations	(96,442)	167,886

Stockholder distributions(1)
Distributions to stockholders	(50,150)	(100,517)
Net decrease in net assets resulting from stockholder distributions	(50,150)	(100,517)

Capital share transactions(2)
Reinvestment of stockholder distributions	16,602	34,571
Repurchases of common stock	(17,365)	(45,130)
Net increase (decrease) in net assets resulting from capital share transactions	(763)	(10,559)
Total increase (decrease) in net assets	(147,355)	56,810
Net assets at beginning of period	1,506,433	1,449,623
Net assets at end of period	$1,359,078	$1,506,433
______________
(1)See Note 5 for a discussion of the distributions declared by the Fund.
(2)See Note 3 for a discussion of transactions with respect to the Fund’s common stock.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Statement of Cash Flows
(in thousands)

Six Months Ended June 30, 2022
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(96,442)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(331,596)
Paid-in-kind interest	(15,851)
Proceeds from sales and repayments of investments	433,950
Purchases to cover investments sold short	26,223
Premiums received on swap contracts, net	133
Net realized (gain) loss on investments	(3,384)
Net change in unrealized (appreciation) depreciation on investments	178,628
Net change in unrealized (appreciation) depreciation on swap contracts	(637)
Net change in unrealized (appreciation) depreciation on investments sold short	(1,899)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(1,177)
Accretion of discount	(5,345)
Amortization of discount and deferred financing costs	924
(Increase) decrease in collateral held at broker	(1,252)
(Increase) decrease in receivable for investments sold and repaid	1,090
(Increase) decrease in dividends receivable	(754)
(Increase) decrease in interest receivable	(2,123)
(Increase) decrease in prepaid expenses and other assets	(82)
Increase (decrease) in swap income payable	15
Increase (decrease) in payable for investments purchased	(2,612)
Increase (decrease) in interest expense payable	991
Increase (decrease) in management fees payable	(458)
Increase (decrease) in incentive fees payable	1,321
Increase (decrease) in administrative services expense payable	17
Increase (decrease) in accounting and administrative fees payable	(304)
Increase (decrease) in professional fees payable	(350)
Increase (decrease) in directors’ fees payable	4
Increase (decrease) in other accrued expenses and liabilities	(1,129)
Net cash provided by (used in) operating activities	177,901
Cash flows from financing activities
Repurchases of common stock	(17,365)
Stockholder distributions paid	(33,525)
Borrowings under credit facilities(1)	100,000
Repayments under credit facilities(1)	(200,000)
Deferred financing costs paid	(72)
Net cash provided by (used in) financing activities	(150,962)
Total increase (decrease) in cash and foreign currency(2)	26,939
Cash and foreign currency at beginning of period	86,923
Cash and foreign currency at end of period	$113,862

Supplemental disclosure
Reinvestment of stockholder distributions	$16,602
Excise taxes paid	$1,885
______________
(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares. During the six months ended June 30, 2022, the Fund paid interest expense of $13,858 on financing arrangements and term preferred shares.
(2)Includes net change in unrealized gain (loss) on foreign currency of $(289).
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Financial Highlights
(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Per Share Data:(1)
Net asset value, beginning of period	$7.64	$7.30	$7.50	$7.58	$7.51	$8.07
Results of operations
Net investment income(2)	0.37	0.56	0.57	0.70	0.69	0.78
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.85)	0.29	(0.22)	(0.21)	(0.07)	(0.54)
Net increase (decrease) in net assets resulting from operations	(0.48)	0.85	0.35	0.49	0.62	0.24
Stockholder Distributions:(3)
Distributions from net investment income	(0.26)	(0.51)	(0.55)	(0.57)	(0.55)	(0.80)
Net decrease in net assets resulting from stockholder distributions	(0.26)	(0.51)	(0.55)	(0.57)	(0.55)	(0.80)
Net asset value, end of period	$6.90	$7.64	$7.30	$7.50	$7.58	$7.51
Shares outstanding, end of period	197,092,358	197,137,781	198,572,491	199,244,649	198,727,405	202,807,462
Total return(4)(10)	(6.47)%	11.90%	5.49%	6.58%	8.29%	2.96%

Ratio/Supplemental Data:
Net assets, end of period	$1,359,078	$1,506,433	$1,449,623	$1,493,802	$1,505,973	$1,524,012
Ratio of net investment income to average net assets(5)(6)	10.18%	7.32%	8.27%	9.23%	8.79%	9.8%
Ratio of total operating expenses to average net assets(5)	6.72%	5.58%	5.12%	5.21%	4.96%	5.51%
Ratio of expense reimbursement from sponsor to average net assets(5)	—	—	—	—	—	(0.11)%
Ratio of expense recoupment to sponsor to average net assets(5)	—	—	—	—	—	0.01%
Ratio of management fee waiver to average net assets(5)	—	—	—	—	(0.72)%	—
Ratio of net operating expenses to average net assets(5)	6.72%	5.58%	5.12%	5.21%	4.24%	5.41%
Portfolio turnover(10)	16%	55%	67%	75%	72%	94%
Total amount of credit facility borrowings outstanding exclusive of treasury securities	$335,000	$435,000	$385,000	$125,427	$312,133	$621,212
Asset coverage, per $1,000 of credit facility borrowings(7)(9)	$6,178	$5,373	$5,509	$14,417	$6,067	$3,334
Asset coverage per unit of credit facility borrowings(7)	6.18	5.37	5.51	14.42	6.07	3.33
Total amount of term preferred shares outstanding(9)	$400,000	$400,000	$300,000	$200,000	$200,000	—
Asset coverage, per $1,000 liquidation value per share of term preferred shares(8)(9)	$2,816	$2,799	$3,096	$5,557	$3,698	—
Asset coverage per unit of term preferred shares(8)(9)	2.82	2.80	3.10	5.56	3.70	—
______________
(1)Per share data may be rounded in order to compute the ending net asset value per share.
(2)The per share data was derived by using the average number of shares of common stock outstanding during the applicable period.
(3)The per share data for distributions reflects the actual amount of distributions declared per share of common stock during the applicable period.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Financial Highlights (continued)
(in thousands, except share and per share amounts)
(4)The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional shares of common stock of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period.
(5)Average daily net assets is used for this calculation. Ratios for the six months ended June 30, 2022 are annualized. Annualized ratios for the six months ended June 30, 2022 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2022.
(6)For the six months ended June 30, 2022 and the years ended December 31, 2021, 2020 and 2019, no portion of the Fund’s operating expenses was waived or reimbursed by the sponsor. Had the sponsor not waived management fees or reimbursed certain operating expenses, the ratio of net investment income to average net assets would have been 8.07% and 9.69% for the years ended December 31, 2018 and 2017, respectively.
(7)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings outstanding representing indebtedness.
(8)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings and term preferred shares outstanding representing indebtedness.
(9)Presentation of certain amounts in the consolidated financial highlights for the years ended December 31, 2020, 2019, 2018 and 2017 have been updated to conform to the presentation of such amounts for the six months ended June 30, 2022 and the year ended December 31, 2021.
(10)Data for the six months ended June 30, 2022 is not annualized.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements
(in thousands, except share and per share amounts)
Note 1. Principal Business and Organization
FS Credit Opportunities Corp., or the Fund, is organized as a Maryland corporation. Prior to March 23, 2022, the Fund was organized as a Delaware statutory trust. On March 23, 2022, the Fund completed its conversion into a Maryland corporation and changed its name to FS Credit Opportunities Corp. The Fund was originally organized on January 28, 2013, operating under the name FS Global Credit Opportunities Fund, and commenced investment operations on December 12, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.
The Fund’s investment adviser is FS Global Advisor, LLC, or FS Global Advisor, which is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or FS Investments.
As of June 30, 2022, the Fund had various wholly-owned subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds interests in certain portfolio companies. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiaries it consolidates as of June 30, 2022 in accordance with U.S. generally accepted accounting principles, or GAAP. All intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.
The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.
The Fund intends to complete a listing of its common stock on a national securities exchange, or a Listing, in the fourth quarter of 2022, subject to market conditions and final board approval. There can be no assurance that the Fund will be able to complete the Listing in the expected timeframe or at all.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with GAAP for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2021 included in the Fund’s certified shareholder report on Form N-CSR. Operating results for the six months ended June 30, 2022 are not necessarily indicative of the results that may be expected for the year ending December 31, 2022. As provided under Accounting Standards Codification Topic 946, Financial Services—Investment Companies, or ASC Topic 946, the Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund's substantially wholly-owned subsidiaries in its consolidated financial statements. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date the unaudited consolidated financial statements were issued.
Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.
Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common stock on each day that the New York Stock Exchange, or the NYSE, is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common stock by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding shares of common stock. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or OTC securities.
For purposes of calculating NAV, the Fund uses the following valuation methods:
•The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.
•If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by FS Global Advisor to be unreliable (and therefore, not readily available), FS Global Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by FS Global Advisor.
•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Fund’s Board of Directors, or the Board, in accordance with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:
•The quarterly fair valuation process begins with FS Global Advisor reviewing and documenting preliminary valuations for each investment, which valuations are obtained from an approved independent third-party valuation service, and providing a valuation range;
•FS Global Advisor then provides the audit committee of the Board its valuation recommendation for each investment;
•The preliminary valuations are then presented to and discussed with the audit committee of the Board;
•The audit committee of the Board then reviews the preliminary valuations and FS Global Advisor, together with any approved independent third-party valuation service, if applicable, respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;
•Following its review, the audit committee of the Board approves the fair valuation of the Fund’s investments and recommends that the Board similarly approve the fair valuation of the Fund’s investments; and
•The Board discusses the valuation of the Fund’s investments and determines the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Global Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, the Board may use any approved independent third-party pricing or valuation service; provided that the Board shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Board shall retain the discretion to use any relevant data, including information obtained from FS Global Advisor or any approved independent third-party valuation or pricing service, that the Board deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
Valuation of CLO subordinated notes considers a variety of relevant factors, including recent purchases and sales known to FS Global Advisor in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model include assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions.
The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, are valued at fair value. The Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.
FS Global Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Global Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the companies relative to comparable firms, as well as such other factors as the Board, in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.
When utilized, derivatives will be priced in the same manner as securities and loans, i.e. primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by FS Global Advisor in determining the appropriate fair value. Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (e.g., movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by the Board in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable.
Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Swaps (other than centrally cleared) typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and swap contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts and swap contracts are recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gains (losses).
The Board is responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Global Advisor, and has authorized FS Global Advisor to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process.
Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized/accreted as interest income over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment fees on loans and securities as fee income when it receives such amounts. For the six months ended June 30, 2022, the Fund did not receive any structuring and upfront fee revenue.
The Fund invests in Collateralized Loan Obligations. Interest income from investments in the “equity” class of these CLOs (in the Fund's case, subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with Accounting Standards Codification Topic 325-40-35, Beneficial Interests in Securitized Financial Assets, or ASC Topic 325. The Fund monitors the expected cash inflows from its equity investments in CLOs, including the expected principal repayments. The effective yield is determined and updated quarterly. In accordance with ASC Topic 325, investments in CLOs are periodically assessed for other-than-temporary impairment, or OTTI. When the Fund determines that a CLO has OTTI, the amortized cost basis of the CLO is written down as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the six months ended June 30, 2022, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service, or the IRS, and state departments of revenue.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
Credit Default Swaps: The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
Options: The Fund may purchase or write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. Premiums paid on options purchased and premiums received on options written are reflected as an asset and liability, respectively. The amount of the asset or liability is subsequently marked-to-market to reflect the current fair value of the option purchased or written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Collateralized Loan Obligation – Warehouses: A Collateralized Loan Obligation Warehouse, or CLO Warehouse, is an entity organized for the purpose of holding syndicated bank loans, also known as leveraged loans, prior to the issuance of securities from that same vehicle. During the warehouse period, a CLO Warehouse will secure investments and build a portfolio of primarily leveraged loans and other debt obligations. The warehouse period terminates when the collateralized loan obligation vehicle issues various tranches of securities to the market. At this time, financing through the issuance of debt securities and subordinated notes is used to repay the bank financing.
The fair value of the Fund’s investment in the CLO Warehouse is determined by adding the excess spread (accrued interest plus interest received less financing cost) to the Fund’s initial investment in the CLO Warehouse. Consistent with ASC Topic 820, the excess spread represents the price that would be received from the sale of the CLO Warehouse investment in an orderly transaction between market participants. CLO warehouses can be exposed to credit events, mark to market changes, rating agency downgrades and financing cost changes. Changes in the fair value of a CLO Warehouse are reported in the consolidated statement of operations as unrealized appreciation (depreciation).
Distributions: Distributions to the Fund’s stockholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare and pay ordinary cash distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually. Distributions to holders of Term Preferred Shares are accrued on a daily basis as described in Note 9. As required by Accounting Standards Codification Topic 480, Distinguishing Liabilities from Equity, issued by the FASB, the Fund includes the accrued distributions on its Term Preferred Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Fund’s Term Preferred Shares are treated as distributions.
Recent Accounting Pronouncements: In March 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848), or ASU 2020-04, which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference the London Interbank Offered Rate, or LIBOR, or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), or ASU 2021-01, which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Fund is currently evaluating the impact of adopting ASU 2020-04 and ASU 2021-01 on its financial statements.
Note 3. Share Transactions
Below is a summary of transactions with respect to shares of the Fund’s common stock during the six months ended June 30, 2022 and the year ended December 31, 2021:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	2,282,713	$16,602	4,552,388	$34,571
Repurchases of Common Stock	(2,328,136)	(17,365)	(5,987,098)	(45,130)
Net Proceeds from Share Transactions	(45,423)	$(763)	(1,434,710)	$(10,559)
Share Repurchase Program
Historically, in order to provide stockholders with limited liquidity, the Fund conducted quarterly repurchases of common stock. Any offer to repurchase common stock was conducted solely through written tender offer materials mailed to each stockholder.
The Fund’s quarterly repurchases were conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent directors, such repurchases would not have been in the best interests of stockholders or would have violated applicable law. The Board also considered the following factors, among others, in making its determination regarding whether to cause the Fund to offer to repurchase common stock and under what terms:
•the effect of such repurchases on the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);
•the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);
•the Fund’s investment plans;

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 3. Share Transactions (continued)
•the Fund’s working capital requirements;
•the Fund’s history in repurchasing common stock or portions thereof; and
•the condition of the securities markets.
Historically, the Fund limited the maximum number of shares of common stock to be repurchased for any repurchase offer to the lesser of (i) the greater of (x) the number of shares of common stock that the Fund could repurchase with the proceeds it received from the sale of common stock under its distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common stock on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of shares of common stock that the Fund could repurchase with the proceeds it received from the sale of common stock under its distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer would not exceed the lesser of (i) 20.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above. The Fund would offer to repurchase such shares of common stock at a price equal to the NAV per share of common stock in effect on each date of repurchase.
In anticipation of the contemplated Listing, the Board suspended the Fund’s share repurchase program effective as of March 31, 2022. The Fund commenced a quarterly tender offer pursuant to its share repurchase program prior to this suspension date, but the Fund does not intend to commence another tender offer after this suspension date.
The following table provides information concerning the Fund’s repurchases of common stock pursuant to its share repurchase program during the six months ended June 30, 2022 and the year ended December 31, 2021:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2021
March 31, 2021	April 8, 2021	3,650,543	13%	1.83%	$7.45	$27,191
June 30, 2021	July 8, 2021	1,142,041	4%	0.58%	$7.66	8,746
September 30, 2021	October 8, 2021	1,104,644	4%	0.56%	$7.70	8,511
Total		5,897,228				$44,448
Fiscal 2022
December 31, 2021	January 7, 2022	1,096,609	4%	0.56%	$7.63	$8,364
March 31, 2022	May 5, 2022	1,142,974	5%	0.58%	$7.31	8,351
Total		2,239,583				$16,715
Historically, in order to minimize the expense of supporting small accounts and provide additional liquidity to stockholders of the Fund holding small accounts after completion of the regular quarterly share repurchase offer, the Fund reserved the right to repurchase the shares of and liquidate any investor’s account if the balance of such account was less than the Fund’s $5 minimum investment, unless the account balance had fallen below the minimum solely as a result of a decline in the Fund’s net asset value per share. The Fund would provide or would cause to be provided 30 days’ prior written notice to potentially affected investors, which notice would be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases would be made at the Fund’s most recent price at which the Fund’s shares were issued pursuant to its distribution reinvestment plan.
The Fund conducted such repurchases and de minimis account liquidations after the Fund’s quarterly share repurchase offers starting in April 2021. During the six months ended June 30, 2022 and the year ended December 31, 2021, in connection with its de minimis account liquidations the Fund repurchased 88,553 shares of common stock for aggregate consideration of $650 and 89,870 shares of common stock for aggregate consideration of $682, respectively.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions
Compensation of the Investment Adviser and its Affiliates
Effective May 10, 2019, the Fund and FS Global Advisor entered into a new investment advisory agreement, dated as of April 18, 2019, or the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, FS Global Advisor is entitled to (a) an annual management fee of 1.50% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees are calculated and payable quarterly in arrears.
Under the Investment Advisory Agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the Administration Agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the issuance of common stock (including common stock issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common stock under the Funds’s share repurchase program.
The calculation of the incentive fee for each quarter is as follows:
•No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50% (6.00% annualized);
•100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 10.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and
•10.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (10.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).
Under the Administration Agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor and government relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s stockholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
The following table describes the fees and expenses incurred under the Investment Advisory Agreement and the Administration Agreement during the six months ended June 30, 2022:

Related Party	Source Agreement	Description	Amount
FS Global Advisor	Investment Advisory Agreement	Management Fee(1)	$17,411
FS Global Advisor	Investment Advisory Agreement	Incentive Fee(2)	$7,945
FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$2,402
______________
(1)During the six months ended June 30, 2022, $17,869 in management fees were paid to FS Global Advisor. As of June 30, 2022, $8,532 in management fees were payable to FS Global Advisor.
(2)During the six months ended June 30, 2022, $6,624 in incentive fees were paid to FS Global Advisor. As of June 30, 2022, $4,701 in incentive fees were payable to FS Global Advisor.
(3)During the six months ended June 30, 2022, the Fund paid $2,000 in administrative services expenses to FS Global Advisor.
Potential Conflicts of Interest
FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies, a private fund and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.
Exemptive Relief
The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Global Advisor or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Board who have no financial interest in the co-investment transaction and a majority of the Board who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief.
Bridge Street CLO I Ltd. and Bridge Street CLO II Ltd. (each a “CLO Issuer”)
The collateral manager and administrator of each CLO Issuer, FS Structured Products Advisor, LLC, or FSSPA, is an affiliate of FS Global Advisor. In accordance with an agreement between FSSPA and the Fund, as long as the Fund owns more than 4.99% of each CLO Issuer’s equity, FSSPA will reimburse the Fund on a quarterly basis in an amount equal to the compensation received by FSSPA from each CLO Issuer for its collateral management and collateral administrator services less certain administrative costs borne by FSSPA during the relevant quarter as defined in the agreement.
Bridge Street Warehouse CLO I Ltd., or Bridge Street Warehouse CLO I, was a CLO Warehouse wholly-owned by the Fund. Bridge Street Warehouse CLO I commenced operations in April 2020 and financed the majority of its loan purchases using its warehouse financing facility during the warehouse phase and through January 28, 2021. On January 28, 2021, the CLO Warehouse phase terminated when the collateralized loan obligation vehicle, Bridge Street CLO I Ltd., or Bridge Street CLO I, issued to the market various tranches of notes in the amount of $353,700, including $28,200 principal to the Fund for subordinated notes and rights to receive cash flows from collateral management fees. On such date, financing through the issuance of debt and equity securities was used to repay the warehouse financing facility.
Bridge Street Warehouse CLO II Ltd., or Bridge Street Warehouse CLO II, was a CLO Warehouse wholly-owned by the Fund. Bridge Street Warehouse CLO II commenced operations on March 29, 2021 and financed the majority of its loan purchases using its warehouse financing facility during the warehouse phase and through September 2, 2021. On September 2, 2021, the CLO Warehouse phase terminated when the collateralized loan obligation vehicle, Bridge Street CLO II Ltd., or Bridge Street CLO II, issued to the market various tranches of notes in the amount of $355,950, including $28,560 principal to the Fund for subordinated notes and rights to receive cash flows from collateral management fees. On such date, financing through the issuance of debt and equity securities was used to repay the warehouse financing facility.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
Bridge Street Warehouse CLO III Ltd.
Bridge Street Warehouse CLO III Ltd., or Bridge Street Warehouse CLO III, is a CLO Warehouse wholly-owned by the Fund, which is accounted for as a financial instrument at fair value as of June 30, 2022. Bridge Street Warehouse CLO III commenced operations on September 30, 2021 and was in the warehouse phase as of June 30, 2022. As of June 30, 2022, the Fund contributed $35,000 to Bridge Street Warehouse CLO III. The Fund had an investment of $37,285 in Bridge Street Warehouse CLO III, at fair value, as of June 30, 2022. Bridge Street Warehouse CLO III financed the majority of its loan purchases using its warehouse financing facility. The amount of interest income from the Bridge Street Warehouse CLO III recorded on the Fund’s unaudited consolidated statement of operations for the six months ended June 30, 2022 was approximately $1,988.
Note 5. Distributions
During the six months ended June 30, 2022 and the year ended December 31, 2021, the Fund declared and paid cash distributions of $0.26 per share of common stock in the total amount of $50,150 and $0.51 per share of common stock in the total amount of $100,517, respectively.
On July 26, 2022 and August 17, 2022, the Board declared regular monthly cash distributions for July and August 2022, respectively, each in the amount of $0.0425 per share of common stock. The regular monthly cash distributions have been or will be paid monthly to stockholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim cash distributions at the discretion of the Board. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Board.
The Fund has adopted an “opt in” distribution reinvestment plan, or DRP, for its stockholders in which stockholders of the Fund can elect to have their cash distributions reinvested in additional shares of common stock of the Fund. To the extent that stockholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional shares of common stock of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional shares of common stock of the Fund.
The Fund may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets and distributions on account of preferred and common equity. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.
The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.
As of December 31, 2021, the Fund had a long-term capital loss carryover of $211,516 and no short-term capital loss carryover. The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. Future utilization of these losses may be limited. Any unused balances resulting from such limitations may be carried forward into future years indefinitely.
The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $2,188,216 as of June 30, 2022. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(200,907), which was comprised of gross unrealized appreciation of $10,621 and gross unrealized depreciation of $211,528, as of June 30, 2022.
As of June 30, 2022, the Fund had a gross deferred tax asset of $29,150 resulting from deferred interest expense, capital losses and net operating losses in the Fund’s wholly-owned taxable subsidiary and a deferred tax liability of $13,524 resulting from unrealized appreciation on investments held by the Fund’s wholly-owned taxable subsidiary. As of June 30, 2022, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $15,626. For the six months ended June 30, 2022, the Fund did not record a provision for taxes related to its wholly-owned taxable subsidiary.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.
Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap and credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.
Credit default swaps are contracts in which one party makes a periodic stream of payments to another party in exchange for protection in the event of a specified credit event with respect to a specified issuer of a debt obligation. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium.
If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized gain or loss. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. Credit default swaps involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market, or market risk. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)
The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of June 30, 2022 was as follows:

Fair Value
	Derivative Assets	Derivative Liabilities
Foreign Currency Risk
Forward foreign currency exchange contracts	$ 441(1)	—
Credit Risk
Credit default swaps	$ 49(2)	$ 814(3)
______________
The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s unaudited consolidated statement of assets and liabilities and located as follows:
(1)Unrealized appreciation on forward foreign currency exchange contracts.
(2)Unamortized swap premiums received and unrealized appreciation on swap contracts.
(3)Unamortized swap premiums received and unrealized depreciation on swap contracts.
The following table presents the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of June 30, 2022:

Counterparty	Derivative Assets(1)	Derivative Liabilities(1)	Net Value of Derivatives	Non-Cash Collateral (Received) Pledged(2)	Cash Collateral (Received) Pledged(2)	Net Amount of Derivative Assets (Liabilities)(3)
Barclays Bank PLC	—	$(163)	$(163)	—	$163	—
Credit Suisse International	—	$(407)	$(407)	—	$407	—
Goldman Sachs International	$29	—	$29	—	—	$29
JPMorgan Chase Bank, N.A.	$461	$(244)	$217	—	—	$217
______________
(1)Exchanged-traded or centrally-cleared derivatives are excluded from these reported amounts.
(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(3)Net amount of derivative assets and liabilities represents the net amount due from the counterparty to the Fund and the net amount due from the Fund to the counterparty, respectively, in the event of default.
The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s unaudited consolidated statement of operations by risk exposure for the six months ended June 30, 2022 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$ 2,643(1)	$ 1,177(2)
Credit Risk
Credit default swaps	$ (97)(3)	$ 637(4)
______________
The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s unaudited consolidated statement of operations and located as follows:
(1)Net realized gain (loss) on forward foreign currency exchange contracts.
(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
(3)Net realized gain (loss) on swap contracts.
(4)Net change in unrealized appreciation (depreciation) on swap contracts.
The average notional amounts of forward foreign currency exchange contracts and credit default swaps outstanding during the six months ended June 30, 2022, which are indicative of the volumes of these derivative types, were $58,905 and $11,429, respectively.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of June 30, 2022:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$1,143,509	$1,063,329	53%
Senior Secured Loans—Second Lien	196,893	171,976	9%
Senior Secured Bonds	406,140	382,774	19%
Subordinated Debt	101,112	93,078	5%
Asset Based Finance	136,751	135,458	7%
Equity/Other	161,596	140,694	7%
Total	$2,146,001	$1,987,309	100%
Investments Sold Short	$(26,223)	$(24,324)
______________
(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of June 30, 2022, the Fund held investments in six portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control,” and held investments in two portfolio companies of which it is deemed to “control,” each as defined in the 1940 Act. For additional information with respect to such portfolio companies, see footnotes (s) and (t) to the unaudited consolidated schedule of investments as of June 30, 2022 included herein.
The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2022, the Fund had five senior secured loan investments with aggregate unfunded commitments of $19,190 and one asset based finance investment with an unfunded commitment of $11,350. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.
The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2022:

Industry Classification	Fair Value	Percentage of Portfolio
Automobiles & Components	$87,693	4%
Banks	16,565	1%
Capital Goods	216,836	11%
Commercial & Professional Services	194,957	10%
Consumer Durables & Apparel	34,420	2%
Consumer Services	261,524	13%
Diversified Financials	174,581	9%
Energy	186,319	9%
Food & Staples Retailing	20,876	1%
Food, Beverage & Tobacco	18,543	1%
Health Care Equipment & Services	225,750	11%
Insurance	38,932	2%
Materials	44,798	2%
Media & Entertainment	12,241	1%
Pharmaceuticals, Biotechnology & Life Sciences	104,422	5%
Retailing	130,369	7%
Software & Services	75,250	4%
Technology Hardware & Equipment	25,420	1%
Telecommunication Services	32,603	2%
Transportation	85,210	4%
Total	$1,987,309	100%
Purchases and sales of securities during the six months ended June 30, 2022, other than short-term securities and U.S. government obligations, were $331,596 and $433,950, respectively.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of June 30, 2022, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$587,333	$475,996	$1,063,329
Senior Secured Loans—Second Lien	—	149,391	22,585	171,976
Senior Secured Bonds	—	338,559	44,215	382,774
Subordinated Debt	—	92,703	375	93,078
Asset Based Finance	—	—	135,458	135,458
Equity/Other	8	14,386	126,300	140,694
Total Investments	8	1,182,372	804,929	1,987,309
Forward Foreign Currency Exchange Contracts	—	441	—	441
Credit Default Swaps—Buy Protection	—	49	—	49
Total Assets	$8	$1,182,862	$804,929	$1,987,799

Liability Description	Level 1	Level 2	Level 3	Total
Investments Sold Short	$24,324	$—	$—	$24,324
Credit Default Swaps—Buy Protection	—	814	—	814
Total Liabilities	$24,324	$814	$—	$25,138
The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors and are typically classified as Level 2 within the fair value hierarchy. Except as described below, the Fund values its investments, forward foreign currency exchange contracts and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm approved by the Board are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Board determines that the cost of such investment is the best indication of its fair value. When a current price is not available from an independent third-party pricing service, investments of minimal value may be valued by FS Global Advisor as determined in good faith.
The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments (continued)
managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.
The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2022:

	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Asset Based Finance	Equity/Other	Total
Fair value at beginning of period	$415,471	$31,626	$43,096	$125	$132,823	$127,563	$750,704
Accretion of discount (amortization of premium)	1,108	—	64	—	(29)	57	1,200
Net realized gain (loss)	114	—	—	(452)	—	47	(291)
Net change in unrealized appreciation (depreciation)	(4,700)	(8,846)	(972)	452	(4,192)	(6,737)	(24,995)
Purchases	187,011	—	—	250	16,034	4,751	208,046
Paid-in-kind interest	10,643	—	2,027	—	(297)	3,064	15,437
Sales and repayments	(133,651)	(195)	—	—	(8,881)	(2,445)	(145,172)
Fair value at end of period	$475,996	$22,585	$44,215	$375	$135,458	$126,300	$804,929
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(3,396)	$(8,846)	$(972)	$—	$(4,192)	$(6,737)	$(24,143)
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2022 are as follows:

Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$465,211	Market Comparables	Market Yield (%)	5.8% - 20.1%	13.4%
	10,785	Other(2)
Senior Secured Loans—Second Lien	22,585	Market Comparables	Market Yield (%)	10.0% - 14.8%	10.9%
			EBITDA Multiples (x)	10.5x - 11.0x	10.8x
Senior Secured Bonds	44,215	Market Comparables	Market Yield (%)	13.2% - 39.7%	23.0%
Subordinated Debt	375	Other(2)
Asset Based Finance	98,173	Discounted Cash Flow	Discount Rate (%)	10.5% - 15.0%	13.0%
	37,285	Income(3)	Excess Spread(3)	11.3% - 11.3%	11.3%
Equity/Other	91,567	Market Comparables	EBITDA Multiples (x)	2.0x - 11.0x	5.9x
			Market Yield (%)	13.4% - 30.0%	15.4%
			Production Multiples (Mboe/d)	$38,000.0 - $43,000.0	$40,500.0
			Proved Reserves Multiples (Mmboe)	$10.0 - $11.5	$10.8
			PV-10 Multiples (x)	0.6x - 0.7x	0.7x
			Revenue Multiples (x)	5.3x - 6.3x	5.8x
	32,197	Discounted Cash Flow	Discount Rate (%)	1.8% - 8.3%	8.1%
	2,536	Other(2)
Total	$804,929
______________
(1)For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.
(2)Fair value based on expected outcome of proposed corporate transactions, other factors or determined in good faith by FS Global Advisor.
(3)Fair value of the CLO Warehouse is based on cost plus the excess spread (accrued interest plus interest received less financing cost).

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares
The following table presents summary information with respect to the Fund’s outstanding financing arrangements and term preferred shares as of June 30, 2022:

Arrangement	Type of Arrangement	Rate	Amount Outstanding(2)	Amount Available	Maturity Date
Bucks Funding Facility(1)	Revolving Credit Facility	L+1.10%	$50,000	$150,000	March 27, 2023(4)
Blair Funding Facility(1)	Revolving Credit Facility	L+2.65%(3)	—	65,000	December 15, 2024
Blair Funding Facility(1)	Term Loan	L+2.65%(3)	285,000	—	December 15, 2024
Series 2023 Term Preferred Shares—Floating Rate(5)	Floating Rate Shares	L+1.85%	45,000	—	August 1, 2023
Series 2023 Term Preferred Shares—Fixed Rate(5)	Fixed Rate Shares	4.818%	55,000	—	August 1, 2023
Series 2025 Term Preferred Shares(5)	Fixed Rate Shares	4.49%	50,000	—	November 1, 2025
Series 2025-2 Term Preferred Shares(5)	Fixed Rate Shares	4.00%	50,000	—	November 1, 2025
Series 2026 Term Preferred Shares(5)	Fixed Rate Shares	5.426%	100,000	—	February 1, 2026
Series 2027 Term Preferred Shares(5)	Fixed Rate Shares	2.95%	100,000	—	January 31, 2027
Total			$735,000	$215,000
______________
(1)Borrowings of each of the Fund’s financing facilities are considered senior securities representing indebtedness for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.
(2)The carrying amount outstanding under the facility approximates its fair value.
(3)LIBOR is subject to a 0.00% floor.
(4)As described below, this facility generally is terminable upon 270 days’ notice by BNP PBIL or two business days’ notice by the Fund. As of June 30, 2022, neither party to the facility had provided notice of its intent to terminate the facility.
(5)The valuations of the Series 2023 Term Preferred Shares—Floating Rate, Series 2023 Term Preferred Shares—Fixed Rate, Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares and Series 2027 Term Preferred Shares are considered Level 2 valuations within the fair value hierarchy.
For the six months ended June 30, 2022, the components of total interest expense for the Fund’s financing arrangements and term preferred shares were as follows:

	Interest Expense(1)	Amortization of Deferred Financing Costs and Discount	Total
Bucks Funding Facility	$1,557	$—	$1,557
Blair Funding Facility	5,103	517	5,620
Series 2023 Term Preferred Shares—Floating Rate	553	49	602
Series 2023 Term Preferred Shares—Fixed Rate	1,325	51	1,376
Series 2025 Term Preferred Shares	2,713	58	2,771
Series 2025-2 Term Preferred Shares	1,123	70	1,193
Series 2026 Term Preferred Shares	1,000	70	1,070
Series 2027 Term Preferred Shares	1,475	109	1,584
Total	$14,849	$924	$15,773
______________
(1)Interest expense includes the effect of unused fees and commitment fees, if any. Interest under the Bucks Funding Facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing. Interest under the Blair Funding Facility is payable quarterly in arrears commencing June 15, 2021. Dividends under the Series 2023 Term Preferred Shares—Floating Rate are payable quarterly in arrears. Dividends under the Series 2023 Term Preferred Shares—Fixed Rate, Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares and Series 2027 Term Preferred Shares are each payable semi-annually in arrears.
The Fund’s average borrowings and weighted average interest rate for the six months ended June 30, 2022 were $837,513 and 3.47%, respectively. As of June 30, 2022, the Fund’s weighted average effective interest rate on borrowings was 4.22%. Weighted average interest rate and weighted average effective interest rate do not include the effect of unused fees and commitment fees, if any.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
Bucks Funding Facility
On March 10, 2015, Bucks Funding, a wholly-owned financing subsidiary of the Fund, entered into a committed facility arrangement, or the Bucks Funding Facility, with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, on behalf of itself and as agent for BNP Paribas. The Bucks Funding Facility provides for borrowings in U.S. dollars up to an aggregate principal amount of $200,000 of revolving loans. Bucks Funding also borrowed $100,000 of term loans in U.S. dollars under the Bucks Funding Facility and repaid the term loans in full prior to the April 22, 2021 maturity date solely applicable to the term loans. Bucks Funding may also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings.
Bucks Funding may terminate the Bucks Funding Facility upon two business days’ notice. Absent a default or facility termination event, BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the terms of the revolving loans.
Under the Bucks Funding Facility, revolving loan borrowings bear interest at the rate of three-month LIBOR plus 1.10% per annum. (Interest on term loans was charged at three-month LIBOR plus 1.20% per annum.) Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent less than 90% of the aggregate principal amount of available revolving loans has not been utilized and 0% per annum if 90% or more has been utilized.
Under the Bucks Funding Facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the Bucks Funding Facility agreements. The Bucks Funding Facility agreements contain events of default and termination events customary for similar financing transactions.
Bucks Funding’s obligations under the Bucks Funding Facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of assets. In connection with the Bucks Funding Facility, the Fund entered into a Parent Guaranty, pursuant to which the Fund has agreed to guaranty Bucks Funding’s obligations under the Bucks Funding Facility.
Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding's U.S. PB Agreement, (the "Agreement") with BNP PBIL. Under the terms of the Agreement, BNP PBIL has the ability to borrow hypothecated securities, or Rehypothecated Securities, and agrees to pay Bucks Funding a fee in connection with any borrowing of Rehypothecated Securities. The fee is computed daily at a rate of 70% of the difference between the fair market rate and Fed Funds Open and is paid monthly. Bucks Funding can designate any hypothecated security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and BNP PBIL must return it or an equivalent security in a commercially reasonable period. If BNP PBIL fails to return the security or an equivalent security, Bucks Funding will have the right to the cash equivalent of payments or distributions actually made but which Bucks Funding did not receive due to BNP PBIL's failure. As of June 30, 2022, Rehypothecated Securities had a market value of $46,945 and Bucks Funding received income in the amount of $2 during the six months ended June 30, 2022.
The Fund incurred costs in connection with obtaining and amending and restating the Bucks Funding Facility, which the Fund recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortized to interest expense over the life of the facility. As of June 30, 2022, all of such deferred financing costs had been amortized to interest expense.
Blair Funding Facility
On December 16, 2020, Blair Funding LLC, or Blair Funding, a wholly-owned financing subsidiary of the Fund, entered into a credit and security agreement, or the Blair Funding Facility, with Barclays Bank PLC, or Barclays, as administrative agent, Wells Fargo Bank, National Association, or Wells Fargo, as collateral agent, collateral administrator and securities intermediary, and the lenders from time to time party thereto. The Blair Funding Facility provides for borrowings in U.S. dollars, Canadian dollars, Euros and pounds sterling in an aggregate principal amount of (i) $285,000 of term loans and (ii) $65,000 of revolving loans on a committed basis. The maturity date for the Blair Funding Facility is December 15, 2024.
Under the Blair Funding Facility, borrowings bear interest at the rate of LIBOR (or the relevant reference rate for any foreign currency borrowings) (subject to a 0.0% floor) plus (i) to the extent the Fund is rated “A3” or higher by Moody’s Investors Services, Inc., 2.65% per annum, or (ii) otherwise, 3.55% per annum. Interest rates under the Blair Funding Facility will increase by (i) 0.50% per annum if certain asset coverage requirements are not satisfied and (ii) 0.25% if the value of the Fund’s assets securing indebtedness other than indebtedness incurred under the Blair Funding Facility exceeds 25% of the value of the Fund’s total assets. Interest is payable quarterly in arrears. Blair Funding is subject to an unused fee of 0.55% per annum on the average daily unused portion of the revolving credit facility amount. The Blair Funding Facility also contains a prepayment premium for term loans prepaid during the first 30 months after closing, equal to (i) a spread make-whole fee on the aggregate principal amount of term loans prepaid prior to the second anniversary

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
of the closing date, and (ii) 2.0% of the aggregate principal amount of term loans prepaid during the six-month period immediately following the second anniversary of the closing date.
Under the Blair Funding Facility, Blair Funding has made certain representations and warranties and must comply with various covenants, reporting requirements and other requirements customary for facilities of this type. In addition, Blair Funding must maintain a specified minimum asset coverage ratio. The Blair Funding Facility contains events of default customary for similar financing transactions. Upon the occurrence and during the continuation of an event of default, Barclays may declare the outstanding advances and all other obligations under the Blair Funding Facility immediately due and payable.
Blair Funding’s obligations under the Blair Funding Facility are secured by a first priority security interest in substantially all of the assets of Blair Funding, including its portfolio of assets. In connection with the Blair Funding Facility, the Fund entered into a guarantee and security agreement, pursuant to which the Fund has agreed to guarantee Blair Funding’s obligations under the Blair Funding Facility and secure Blair Funding’s obligations thereunder with a pledge of the Fund’s equity interest in Blair Funding.
The Fund incurred costs in connection with obtaining the Blair Funding Facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of June 30, 2022, $2,567 of such deferred financing costs had yet to be amortized to interest expense.
Term Preferred Shares
As of June 30, 2022, the Fund had 400,000 issued and outstanding shares of preferred stock, each with a $1,000 liquidation preference per share, which consisted of the Series 2023 Term Preferred Shares, the Series 2025 Term Preferred Shares, the Series 2025-2 Term Preferred Shares, the Series 2026 Term Preferred Shares and the Series 2027 Term Preferred Shares, or collectively, the “Term Preferred Shares.”
The Term Preferred Shares will rank senior in right of payment to the Fund’s common stock, will rank equal in right of payment with any other series of preferred shares that the Fund may issue in the future and will be subordinated in right of payment to the Fund’s existing and future indebtedness.
The terms of the Term Preferred Shares require the Fund to maintain asset coverage, as defined in Section 18 of the Investment Company Act of 1940 and modified for certain limitations on investments in issuers in a consolidated group and in equity securities, with respect to the Term Preferred Shares of at least 225%.
The Fund is obligated to redeem its Term Preferred Shares by the date as specified in the applicable series of Term Preferred Shares' offering document, or Term Redemption Date, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Term Preferred Shares at the liquidation price, subject to payment of a make-whole premium, through the earlier date as specified in its offering document, or Optional Redemption Expiration Date. In addition, the Fund is obligated to redeem its Term Preferred Shares upon the occurrence of certain events, for example if FS Global Advisor, LLC, or an affiliate thereof, ceases to be the Fund's investment advisor and is not timely replaced by another investment advisor reasonably acceptable to holders of a majority of the applicable series of Term Preferred Shares.
The following table presents additional information with respect to the Fund’s Term Preferred Shares as of June 30, 2022:

Term Preferred Shares Series	Rate	Issuance Date	Term Redemption Date	Optional Redemption Expiration Date
Series 2023—Floating Rate	L+1.85%	August 9, 2018	August 1, 2023	August 1, 2019(1)
Series 2023—Fixed Rate	4.818%	August 9, 2018	August 1, 2023	August 1, 2019(1)
Series 2025	4.49%	October 22, 2020	November 1, 2025	October 22, 2023
Series 2025-2	4.00%	October 22, 2020	November 1, 2025	May 1, 2025
Series 2026	5.426%	November 1, 2018	February 1, 2026	November 1, 2025
Series 2027	2.95%	November 2, 2021	January 31, 2027	October 31, 2026
______________
(1)As of June 30, 2022, the Fund has not opted to early redeem the term preferred shares.

The Term Preferred Shares are considered debt of the Fund for accounting purposes; therefore, the liquidation preference, which approximates fair value of the Term Preferred Shares, is recorded as a liability on its consolidated statement of assets and liabilities net of deferred financing costs. As of June 30, 2022, FS Global Advisor has determined that the fair value of the Term Preferred Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially. The Fund records unpaid dividends in interest expense payable on its consolidated statement of assets and liabilities, and the dividends accrued and paid on the

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
Term Preferred Shares are included as a component of interest expense on its consolidated statement of operations. The Term Preferred Shares are treated as equity for tax purposes.
As of June 30, 2022, $397,373 was outstanding under the Term Preferred Shares, net of discounts and deferred financing costs of $391 and $2,236, respectively. The Fund incurred costs in connection with issuing the Term Preferred Shares, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Term Preferred Shares. As of June 30, 2022, $2,236 of such deferred financing costs had yet to be amortized to interest expense.
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the sub-section entitled "Risk Factors" under the section "Summary of Updated Information Regarding the Fund (Unaudited)" in the Fund’s audited consolidated financial statements contained in its annual report as of and for the fiscal year ended December 31, 2021.
Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, directors or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s shares of common stock are not priced, NAV may change at times when shares of common stock cannot be sold.
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.
Furthermore, the Fund’s ability to successfully use derivatives depends on FS Global Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.
On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. The Fund is required to comply with Rule 18f-4 beginning August 19, 2022 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.
Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Global Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.
Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.
Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Global Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain,

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.
LIBOR Risk: The Fund is exposed to risks associated with changes in interest rates, including with respect to the phase out of LIBOR. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on its investment objectives, its rate of return on invested capital and its ability to service its debt and make distributions to its stockholders. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.
The Fund’s investment portfolio primarily consists of senior secured debt with maturities typically ranging from three to seven years. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of the Fund’s investments, even if unrealized, must be reflected in its financial statements for the applicable period and may therefore have a material adverse effect on its results of operations for that period.
Because the Fund incurs indebtedness to make investments, the Fund’s net investment income is dependent, in part, upon the difference between the rate at which the Fund borrows funds or pays interest on outstanding debt securities and the rate at which it invests these funds. An increase in interest rates would make it more expensive to use debt to finance the Fund’s investments or to refinance its current financing arrangements. In addition, certain of the Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund’s cost of funds will increase, which could materially reduce its net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Fund’s current investments could also adversely impact its net investment income.
The Fund has and may continue to structure the majority of its debt investments with floating interest rates to position its portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Fund’s exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.
In July 2017, the head of the U.K.’s Financial Conduct Authority, or FCA, announced a desire to phase out the use of LIBOR by the end of 2021. The ICE Benchmark Administrator has discontinued publishing most LIBOR and the remainder of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate, or SOFR, that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the Fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund's performance.
Pandemic Risk: The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally, and since then, the number of cases has fluctuated and new "variants" have been confirmed around the world. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including, at times, stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a stockholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.
To satisfy any stockholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.
The Fund and its investment adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.
Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes have been implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The full effect of efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. Although vaccines for COVID-19 have become more widely available, the duration of the COVID-19 outbreak and its variants and its full impacts are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
Russia/Ukraine Market Risk: Increased tensions between Russia and Ukraine have escalated into an armed conflict given Russia’s invasion of Ukraine in February 2022. The conflict involving these two countries and the recent outbreak of hostilities between them may escalate or result in more widespread conflict. Such hostilities, and the threat of wider-spread hostilities, could lead to disruption,

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
instability and volatility in global markets and commodity prices, economies and industries that could negatively impact the Fund’s business, results of operations and financial condition. The conflict has already resulted in significant volatility in certain equity, debt and currency markets, material increases in commodity prices, such as oil and natural gas, and economic uncertainty. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have significant impact on Fund performance and the value of an investment in the Fund.
Note 11. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to FS Investments and its affiliates.
Note 12. Redomiciling and Conversion to Maryland Corporation
On March 23, 2022, FS Global Credit Opportunities Fund, a Delaware statutory trust (“FSGCO”), completed its conversion, into a Maryland corporation and changed its name to FS Credit Opportunities Corp. (the “Succeeding Entity” and such conversion, the “Conversion”).
In connection with the Conversion, the Fund filed (a) a Certificate of Conversion with the Delaware Secretary of State, (b) Articles of Conversion with the Maryland State Department of Assessments and Taxation, and (c) Articles of Incorporation with the Maryland State Department of Assessments and Taxation, and each became immediately effective.
FS Global Advisor continues to serve as the Fund’s investment adviser following the Conversion. There were no changes to the Fund’s investment objective and strategies, portfolio management team, policies and procedures or the members of the board overseeing the Fund as a result of the Conversion.
In the Conversion, each issued and outstanding common share of beneficial interest of FSGCO were automatically converted into one share of common stock of the Succeeding Entity. Each issued and outstanding Term Preferred Share, Series 2023 – Floating Rate, Term Preferred Share, Series 2023 – Fixed Rate, Term Preferred Share, Series 2026, Term Preferred Share, Series 2025, Term Preferred Share, Series 2025-2, and Term Preferred Share, Series 2027 of FSGCO were automatically converted into one Term Preferred Share, Series 2023 – Floating Rate, Term Preferred Share, Series 2023 – Fixed Rate, Term Preferred Share, Series 2026, Term Preferred Share, Series 2025, Term Preferred Share, Series 2025-2, and Term Preferred Share, Series 2027 of the Succeeding Entity, respectively.
There was no tax impact to the Fund or its stockholders as a direct result of the Conversion.
Following the Conversion, the rights of the Fund’s stockholders are governed by Maryland General Corporation Law and the Articles of Incorporation and Bylaws of the Fund and the Fund is subject to the Maryland Control Share Acquisition Act as reflected in the bylaws of the Fund.

FS Credit Opportunities Corp.
Supplemental Information (Unaudited)
Annual Meeting of Stockholders
The Fund held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 22, 2022 for stockholders of record as of April 21, 2022. Stockholders were asked to consider and act upon the following proposals:
•Proposal No. 1 – to elect five directors to the Fund’s Board of Directors as outlined below:
Class I Directors to serve until the 2023 Annual Meeting of Stockholders
Barbara J. Fouss and Walter W. Buckley, III
Class II Directors to serve until the 2024 Annual Meeting of Stockholders
Robert N.C. Nix, III and Philip E. Hughes, Jr.
Class III Director to serve until the 2025 Annual Meeting of Stockholders
Michael C. Forman
(the “Director Election Proposal”)
•Proposal No. 2 – to approve an amended and restated investment advisory agreement between the Fund and FS Global Advisor, LLC, its investment adviser, which will be entered into and become effective upon a future listing (the “Listing”) of the Fund’s outstanding shares of common stock on the New York Stock Exchange, that would (a) reduce the annual base management fees payable by the Fund to the Fund’s investment adviser from an annual rate of 1.5% to an annual rate of 1.35% of the Fund’s average daily gross assets, and (b) amend the structure of the incentive fee on income in a manner that would express the “hurdle rate” required for the investment adviser to earn, and be paid, the incentive fee as a percentage of the Fund’s net assets rather than adjusted capital (the “Advisory Agreement Amendment Proposal”); and
•Proposal No. 3 – to approve a provision in the Fund’s articles of incorporation that would limit the ability of the holders of the Fund’s shares of common stock to sell or otherwise transfer such shares in the 180-day period following the Listing, as is generally consistent with that implemented by other similarly situated closed-end funds and business development companies (the “Transfer Restrictions Proposal”).
All director nominees listed in the Director Election Proposal were elected by the Fund’s stockholders at the Annual Meeting. The votes for, votes against, votes withheld and broker non-votes for each director nominee are set forth below:

Director Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Barbara J. Fouss	193,500	0	0	0
Walter W. Buckley, III	64,301,054	2,709,923	4,509,038	0
Robert N.C. Nix, III	193,500	0	0	0
Philip E. Hughes, Jr.	64,044,592	2,833,179	4,642,244	0
Michael C. Forman	64,075,085	2,898,375	4,546,555	0
The Transfer Restrictions Proposal was approved by the Fund’s stockholders at the Annual Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,113,535	2,200,747	4,205,733	0
On June 22, 2022, the Fund adjourned the Annual Meeting with respect to the Advisory Agreement Amendment Proposal to permit additional time to solicit stockholder votes for such proposal. The reconvened meeting (the “Reconvened Meeting”) was held on August 16, 2022 for stockholders of record as of April 21, 2022.
The Advisory Agreement Amendment Proposal was approved by the Fund’s stockholders at the Reconvened Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,764,038	3,433,565	6,091,344	0
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

FS Credit Opportunities Corp.
Supplemental Information (Unaudited) (continued)
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Stockholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Opportunities Corp., 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Regulation Regarding Derivatives
The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund is required to comply with Rule 18f-4 beginning August 19, 2022 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Distribution Reinvestment Plan
The Fund has adopted an “opt in” distribution reinvestment plan, or DRP, pursuant to which the Fund’s stockholders may elect to have the full amount of their cash distributions reinvested in additional shares of common stock of the Fund. Participants in the Fund’s DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a stockholder does not elect to participate in the Fund’s DRP, the stockholder will automatically receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a cash distribution, then if a stockholder has “opted in” to the DRP, the stockholder will have the cash distribution reinvested in additional shares of common stock of the Fund, rather than receiving the cash distribution. The Fund expects to issue common stock pursuant to the DRP on the distribution payment date at a price equal to the NAV per share of common stock of the Fund on such distribution payment date. Common stock issued pursuant to the DRP will have the same voting rights as the common stock issued pursuant to the Fund’s public offering.
If a stockholder wishes to receive distributions in cash, no action is required by the stockholder. If a stockholder is a registered stockholder, the stockholder may elect to have their entire distribution reinvested in common stock by notifying DST Systems, Inc., the plan administrator and the Fund’s transfer agent, in writing at the address set forth below so that such notice is received by the plan administrator at least five (5) business days prior to any distribution payment date. If a stockholder elects to reinvest their distributions in additional common stock, the plan administrator will set up an account for common stock acquired through the DRP and will hold such common stock in non-certificated form. If shares of common stock are held by a broker or other financial intermediary, a stockholder may “opt in” to the DRP by notifying their broker or other financial intermediary of their election.
The Fund uses newly issued common stock under the DRP. The number of shares of common stock to be issued to a stockholder is determined by dividing the total dollar amount of the cash distribution payable to the stockholder by a price equal to the NAV per share of common stock on the distribution payment date. There are no selling commissions, dealer manager fees or other sales charges to a stockholder if they elect to participate in the DRP. The Fund pays the plan administrator’s fees under the DRP. If a stockholder receives their cash distributions in the form of common stock, the stockholder generally is subject to the same federal, state and local tax consequences as the stockholder would have had if the stockholder elected to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any common stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.
The Fund reserves the right to amend, suspend or terminate the DRP. A stockholder may terminate their account under the DRP by calling the plan administrator at 877-628-8575. All correspondence concerning the DRP should be directed to the plan administrator by mail at FS Credit Opportunities Corp., c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A stockholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Fund.
On July 14, 2022, the Board approved the termination of the Fund’s existing DRP, effective as of the Listing. On July 14, 2022, the Board adopted an amended and restated distribution reinvestment plan (the “A&R DRP”), which will also become effective upon the Listing. Upon the Listing, the A&R DRP will be suspended for 181 days following the Listing. The Fund intends to complete the Listing in

FS Credit Opportunities Corp.
Supplemental Information (Unaudited) (continued)
the fourth quarter of 2022, subject to market conditions and final board approval. There can be no assurance that the Fund will be able to complete the Listing within the expected timeframe or at all.
Pursuant to the A&R DRP, the Fund will reinvest all cash dividends or distributions declared by the Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Board declares a distribution, then stockholders who have not elected to “opt out” of the A&R DRP will have their distributions automatically reinvested in additional shares of the Fund’s common stock.
With respect to each distribution pursuant to the A&R DRP, the Fund reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the A&R DRP. Unless the Fund, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the A&R DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Fund’s common stock on the payment date for the distribution, then the Fund will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the market price is less than the net asset value per share, then, in the sole discretion of the Fund, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Fund will issue shares of common stock at net asset value per share. Pursuant to the terms of the A&R DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Fund issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.
If a stockholder receives distributions in the form of common stock pursuant to the A&R DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Fund’s common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund’s common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Fund’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.
The Fund reserves the right to amend, suspend or terminate the A&R DRP. A stockholder may terminate their account under the A&R DRP by calling the plan administrator at 877-628-8575. All correspondence concerning the A&R DRP should be directed to the plan administrator by mail at FS Credit Opportunities Corp., c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A stockholder may obtain a copy of the A&R DRP by request to the plan administrator or by contacting the Fund.
Board Approval of Continuation of Investment Advisory Agreement and Initial Approval of New Investment Advisory Agreement
Following the Fund’s conversion of FS Global Credit Opportunities Fund from a Delaware statutory trust (“FSGCO”), into a Maryland corporation, each of the trustees (each, a “Trustee”, and collectively, the “Trustees”) of FSGCO continued in office as a Trustee until his or her successor is duly elected and qualified. For Barbara J. Fouss, Walter W. Buckley, III, Robert N.C. Nix, III and Philip E. Hughes, Jr., their status as not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, remained unchanged; for the purposes of the discussion below, these individuals are referred to as the “Independent Trustees”, and the board of Trustees of FSGCO is referred to as the “FSGCO Board”.
At a meeting of the FSGCO Board held on March 1, 2022, the FSGCO Board, including a majority of the Independent Trustees, re-approved the Advisory Agreement with FS Global Advisor and approved for an initial two-year term, a new investment advisory agreement between the Fund and FS Global Advisor (the “New Advisory Agreement” and, together with the Advisory Agreement, the “Advisory Agreements”) in connection with a potential listing of the Fund’s outstanding shares of common stock on the New York Stock Exchange (the “Listing”). In approving the Advisory Agreements, the FSGCO Board considered information furnished and discussed throughout the year at FSGCO Board meetings and executive sessions with management and counsel, including information specifically provided for in response to requests for information from the Independent Trustees and their independent legal counsel.
In its deliberations, the FSGCO Board considered a range of materials and information regarding the nature, extent and quality of services provided by FS Global Advisor; the past performance of the Fund compared to relevant indices and peer funds; the fees and expenses of the Fund compared to those of other registered investment companies that FS Global Advisor believed were relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or other similar criteria; and the profitability of FS Global Advisor. The FSGCO Board also considered information related to potential economies of scale that could be realized as the assets of the Fund grow and “fall out” or ancillary benefits enjoyed by FS Global Advisor (and its affiliates) as a result of its relationship with the Fund. In addition, the Trustees considered the Listing and the impact that the Listing would have on the Fund and the services provided to the Fund by FS Global Advisor under the New Advisory Agreement. In addition to evaluating, among other things, the written information provided by FS Global Advisor, the FSGCO Board also considered the presentation provided to the FSGCO Board by representatives of FS Global Advisor and the answers to questions posed by the

FS Credit Opportunities Corp.
Supplemental Information (Unaudited) (continued)
FSGCO Board to such representatives at the meeting. The FSGCO Board also considered the analysis of a financial banker that was hired by the FSGCO Board in connection with the Listing on the proposed changes to the investment advisory fees under the New Advisory Agreement.
The Independent Trustees also met separately in executive session with their independent legal counsel to review and consider the information provided regarding the Advisory Agreements. Based on their review, the Independent Trustees and the FSGCO Board determined to approve the continuation of the Advisory Agreement for an additional year and approve the New Advisory Agreement for an initial period of two years. In their deliberations, the FSGCO Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the FSGCO Board’s determinations are discussed below.
Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services to be provided by FS Global Advisor as investment adviser to the Fund, the FSGCO Board reviewed information describing the financial strength, experience, resources, compliance program and key personnel of FS Global Advisor, including the background and capabilities of the advisory team. The Trustees noted the significant investment of time, capital and human resources provided by FS Global Advisor that resulted in the successful operation of the Fund and also recognized FS Global Advisor’s general success in managing the Fund in terms of asset management as well as FS Global Advisor’s financial strength and continued efforts to develop and allocate resources necessary to continue to manage the Fund.
The Trustees also considered, among other things, FS Global Advisor’s professional staffing, recognizing the quality of its investment professionals, the expertise of FS Global Advisor in determining appropriate investments and the operational expertise of FS Global Advisor. The FSGCO Board also considered FS Global Advisor’s role with respect to investment sourcing and origination, due diligence and ultimate decision-making and concluded that FS Global Advisor’s personnel participated meaningfully throughout the process and expressed support for FS Global Advisor’s continuing efforts to further develop its internal capabilities. In addition, the Trustees considered the administrative services FS Global Advisor’s provides to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The FSGCO Board noted that FS Global Advisor confirmed that the anticipated Listing and the approval of the New Advisory Agreement would not change the nature, quality and extent of the investment advisory and other services currently being provided to the Fund under the Advisory Agreement.
The FSGCO Board and the Independent Trustees determined that they were satisfied with the nature, quality and extent of the services to be provided by FS Global Advisor, the expertise and capabilities of FS Global Advisor’s personnel, FS Global Advisor’s financial strength and its efforts to support the management of the Fund going forward.
Review of Performance. The FSGCO Board and the Independent Trustees considered the Fund’s historical investment performance as compared to the performance of comparable funds in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria, and compared to certain indices spanning the spectrum of primary asset classes in which the Fund invests as well as a custom benchmark index previously requested by the FSGCO Board. The FSGCO Board and the Independent Trustees noted that the Fund was in-line with most of its peers and out-performed or performed in-line with its benchmark indices for the one-year and trailing four-year periods ended December 31, 2021. The Trustees considered FS Global Advisor’s explanations as to the performance of the Fund and determined that they were generally satisfied with the returns experienced by shareholders, as well as the Fund’s NAV performance and return on assets over relevant time periods.
Costs of Services Provided and Profits Realized. The FSGCO Board considered the management and incentive fees existing under the Advisory Agreement (the “Current Advisory Fees”) and the Fund’s net expense ratios as compared to a group of investment companies that FS Global Advisor believed to be relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. For the New Advisory Agreement, the FSGCO Board considered the proposed amendments to the base management and incentive fees, noting the proposed reduction in the base management fee from 1.50% to 1.35% of the Fund’s average daily gross assets and the change to the calculation of the hurdle rate for the incentive fees to be expressed as a percentage of net assets, instead of adjusted capital (the “New Advisory Fees”). The Trustees considered that the fees and expenses (including the Fund’s expense ratio as a percentage of net assets) were generally consistent with those of the Fund’s peers but that in certain circumstances were higher than certain peers that had different fee structures. The FSGCO Board noted the differences between the Fund and its peers including the investment strategies of each and the use of leverage and the event driven and special situations investment strategies employed by the Fund, which are more similar to strategies employed by private hedge funds than publicly-traded closed-end high yield funds. The FSGCO Board also considered FS Global Advisor’s estimate that, based on the Fund’s current portfolio, the proposed fee structure would reduce the Fund’s base advisory fees, but that it would be possible that the change to the hurdle rate’s base of calculation (net assets vs. adjusted capital) could result in higher aggregate fees to shareholders (base management fees and incentive fees) in some specific range of outperformance. The FSGCO Board considered the reasons for the proposed changes including that the calculation of the hurdle rate on adjusted capital was initially designed to work in connection with the Fund’s former continuous public offerings and its share repurchase program, which upon Listing would no longer be relevant to the Fund.
The FSGCO Board and the Independent Trustees also considered the nature and quality of the administrative services provided by FS Global Advisor under the Current Advisory Agreement, the related access to the Franklin Square Holdings’ platform of resources, as well as the information contained in the administrative fee benchmarking analysis for the Fund, the other investment companies within

FS Credit Opportunities Corp.
Supplemental Information (Unaudited) (continued)
the FS family of funds and other investment companies comparable to the Fund, which indicated that the Fund’s administrative expenses as a percentage of average gross assets and as a percentage of NAV were generally in-line with the average of its peer group for the twelve-month period ended December 31, 2021.
The FSGCO Board reviewed the profitability information provided by FS Global Advisor and its methodology for determining profitability. The FSGCO Board considered the extent to which economies of scale would be realized as the assets of the Fund grow and that given the Fund’s business model and requirements, FS Global Advisor is less likely than conventional mutual funds to generate economies of scale with respect to its advisory function, but that FS Global Advisor committed to continue to monitor the possibility of economies of scale for the Fund in the future.
The FSGCO Board determined that the Current Advisory Fees and New Advisory Fees, expense ratios and profitability were reasonable in relation to the services to be rendered to the Fund by FS Global Advisor.
Other Benefits. The FSGCO Board considered other benefits that may accrue to FS Global Advisor and its affiliates from their relationships with the Fund, such as the potential benefit that could be experienced by FS Global Advisor from the success of the Fund, which could attract other business to FS Global Advisor, the indirect benefits that FS Global Advisor’s co-investment affiliates and their advisers receive from their relationship with the Fund in connection with the Fund’s co-investment order, and FS Global Advisor’s ability to obtain general research and statistical data and to secure investments and build a portfolio of primarily leveraged loans and other debt obligations for certain CLOs managed by FS Global Advisor.
Overall Conclusions. Based on all of the information considered and the conclusions reached, the FSGCO Board determined that the terms of the Advisory Agreements are fair and reasonable and that the approval of the Advisory Agreements are in the best interests of the Fund and its shareholders. The FSGCO Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional year and the New Advisory Agreement for an initial two-year period.

www.fsinvestments.com	SAN22-FSCO
© 2022 FS Investments

Item 1. Reports to Stockholders.
(b) The following is a copy of the notice transmitted to stockholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FS INVESTMENTS®

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FS Credit Opportunities Corp

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

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Item 2.    Code of Ethics.
    Not applicable to this semi-annual report on Form N-CSR.
Item 3.    Audit Committee Financial Expert.
    Not applicable to this semi-annual report on Form N-CSR.
Item 4.    Principal Accountant Fees and Services.
    Not applicable to this semi-annual report on Form N-CSR.
Item 5.    Audit Committee of Listed Registrants.
    Not applicable to this semi-annual report on Form N-CSR.
Item 6.    Investments.
(a)The Fund’s unaudited consolidated schedule of investments as of June 30, 2022 is included as part of the Semi-Annual Report included in Item 1(a) of this Form N-CSR.
(b)Not applicable.
Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
    Not applicable to this semi-annual report on Form N-CSR.
Item 8.    Portfolio Managers of Closed-End Management Investment Companies.
(a)Not applicable to this semi-annual report on Form N-CSR.
(b)As of the date of filing of this semi-annual report on Form N-CSR, there has been no change in any of the portfolio managers identified in Item 8(a)(1) of the Fund’s most recently filed annual report on Form N-CSR for the fiscal year ended December 31, 2021.
Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
    The following table provides information concerning the Fund’s repurchases of its common stock, par value $0.001 per share (“common stock”), during the six months ended June 30, 2022 pursuant to its share repurchase program and de minimis account liquidations. All amounts are in thousands, except share and per share amounts.
REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)(2)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31, 2022	1,132,634	$7.624	1,132,634	(3)
February 1 to February 28, 2022	—	—	—	—
March 1 to March 31, 2022	—	—	—	—
April 1 to April 30, 2022	—	—	—	—
May 1 to May 31, 2022	1,195,502	$7.303	1,195,502	(3)
June 1 to June 30, 2022	—	—	—	—
Total	2,328,136	$7.459	2,328,136	(3)
____________________
(1)All shares of common stock were purchased as a result of tender offers conducted pursuant to the Fund’s previously announced share repurchase program.
(2)Historically, in order to minimize the expense of supporting small accounts and provide additional liquidity to stockholders of the Fund holding small accounts after completion of the regular quarterly share repurchase offer, the Fund reserved the right to repurchase the common stock of and liquidate any investor’s account if the balance of such account was less than the Fund’s $5 minimum initial investment, unless the account balance had fallen below the minimum solely as a result of a decline in the Fund’s net asset value per share. The Fund would provide or would cause to be provided 30 days’ prior written notice to potentially affected investors, which notice would be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases were made at the Fund’s most recent price at which the Fund’s shares were issued pursuant to its distribution reinvestment plan.
(3)Historically, the Fund limited the maximum number of shares of common stock to be repurchased for any repurchase offer to the lesser of (i) the sum of the greater of (x) the number of shares of common stock that the Fund could repurchase with the proceeds it received from the sale of common stock under its distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common stock on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of shares of common stock that the Fund could repurchase with the proceeds it receives from the sale of common stock under the Fund’s distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer would not exceed the lesser of (i) 20.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y).
Item 10.    Submission of Matters to a Vote of Security Holders.
    There were no material changes to the procedures by which the Fund’s stockholders may recommend nominees to the Fund’s board of directors during the period covered by this semi-annual report on Form N-CSR.
Item 11.    Controls and Procedures.
(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.
(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)Not applicable to this semi-annual report on Form N-CSR.
(b)Not applicable to this semi-annual report on Form N-CSR.
Item 13.    Exhibits.
(a)(1)    Not applicable to this semi-annual report on Form N-CSR.
(a)(2)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.
(a)(3)    Not applicable to this semi-annual report on Form N-CSR.
(a)(4)    Not applicable to this semi-annual report on Form N-CSR.
(b)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Opportunities Corp.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
Date: August 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: August 26, 2022

By:	/s/ EDWARD T. GALLIVAN, JR.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: August 26, 2022